UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 12, 2025 (September 10, 2025)

Stellus Private Credit BDC

(Exact name of registrant as specified in its charter)

Delaware	000-56378	87-6878660
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

4400 Post Oak Parkway, Suite 2200
Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 292-5400

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 10, 2025, Stellus Private Credit BDC (the “Company”) entered into a First Amendment to the Credit Agreement (the “First Amendment”), by and among the Company, as the borrower, Zions Bancorporation, N.A., d/b/a Amegy Bank (“Amegy Bank”), as Administrative Agent, Swingline Lender and LC Issuer, and various other lenders that are party thereto from time to time (collectively, the “Lenders”). The First Amendment amends that certain Credit Agreement, dated as of September 30, 2022 (as subsequently supplemented by various increase agreements, the “Credit Facility”) by and among the Company, as the borrower, Amegy Bank, as Administrative Agent, Swingline Lender and LC Issuer and the Lenders that are party thereto from time to time. The First Amendment, among other things: (i) increased the commitment from $195 million to $300 million, (ii) extended the Commitment Termination Date to September 10, 2029, (iii) extended the Final Maturity Date to September 10, 2030, (iv) reduced the applicable margin rate on SOFR Loans and Alternative Currency Loans (other than Canadian Prime Rate Loans) to a range of 2.25% to 2.50% and the range of applicable margin on ABR Loans and Canadian Prime Rate Loans to a range of 1.25% to 1.50% for borrowings under the Credit Facility, (v) authorized the replacement of CDOR with the CORRA benchmark, (vi) removed credit spread adjustments, and (vii) revised certain borrowing base and financial covenant calculations.

Capitalized terms under this Item 1.01, unless otherwise defined herein, have the meaning ascribed to them under the Credit Facility. The description above is only a summary of the material provisions of the First Amendment and is qualified in its entirety by reference to a copy of the First Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of September 10, 2025, between Stellus Private Credit BDC, the lenders party thereto, and Zions Bancorporation, N.A., d/b/a Amegy Bank, as Administrative Agent, Swingline Lender, and the LC Issuer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Stellus Private Credit bdc

Date: September 12, 2025	By:	/s/ W. Todd Huskinson
		Name:	W. Todd Huskinson
		Title:	Chief Financial Officer, Chief Operating Officer and Secretary